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                              List of Subsidiaries

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
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Subsidiary                                            Publication
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Access Network Corp.                                  Manhattan Spirit, formerly called the West Side
                                                      Spirit
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Manhattan Publishing Corp.                            Our Town
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West Side Newspapers Corp.                            Chelsea Clinton News and Westsider
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Tribco Incorporated                                   PRESS of Southeast Queens and the Queens Tribune
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Dan's Papers Inc.                                     Dan's Paper and Montauk Pioneer
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Nassau Community Newspaper Group, Inc.                The Record (East Rockaway Observer, Lynbrook USA, Malverne
                                                      Times), The Record (Valley Stream MAILeader) The Record
                                                      (Long Beach Independent Voice), The Record (Oceanside
                                                      Beacon), The Record (Baldwin Citizen) The Record (of Elmont,
                                                      Franklin Square and West Hepstead) and Long Island Lifestyles
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South Shore Publishers, Inc.                          South Shore Record
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Capital Hill Publishing, Inc.                         The Hill
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